Exhibit 10.2

                    FIRST COMMERCE CORPORATION

              SUPPLEMENTAL TAX-DEFERRED SAVINGS PLAN



     WHEREAS, First Commerce Corporation (the "Company") maintains the

First  Commerce  Corporation  Tax-Deferred  Savings  Plan (the "401(k)

Plan")  for  the benefit of eligible employees of the Company  and  of

each  of  its  subsidiaries   and   affiliates   (each  such  employer

hereinafter included in the term "Employer"), under which (1) eligible

employees    can    agree   to   have   contributions   ("Tax-Deferred

Contributions") made  out  of a portion of their compensation, and (2)

the Employers make "Matching  Contributions" equal to 50% of the first

5% of compensation contributed as Tax-Deferred Contributions;


     WHEREAS, the Company in 1989  established  the  Supplemental Tax-

Deferred   Savings   Plan   ("the  Plan"),  a  non-qualified  deferred

compensation plan, in order to enable employees who are prevented from making full use of the 401(k) Plan because of dollar limitations under the Internal Revenue Code ("Code") to contribute additional amounts on

a  tax-deferred  basis,  and  to   provide   for   Employer   matching

contributions with respect to some of those additional contributions;


     WHEREAS, the Plan was amended July 31, 1991, and February 25, 1992,

and was restated December 20, 1993; and


     WHEREAS, the Company wishes to restate the Plan again, in order to redefine "Compensation" with respect to commissions, to redefine "Eligible

Employee", to reformulate the methods by which earnings are credited to contributions, and to remove a limitation that applied during the first pay period in which a contribution can be made under the Plan;


     NOW, THEREFORE, First  Commerce  Corporation  hereby  amends  and restates the Plan, effective January 1, 1995, to read in its entirety as follows:


                                I.

                           DEFINITIONS
                           -----------


1.1  The  term  "Compensation" shall mean all amounts treated as "Base

Compensation" under  the 401(k) Plan (but without regard to the dollar limit  imposed  by Code  Section  401(a)(17),  and  without  deducting

Supplemental Tax-Deferred  Contributions  under this Plan), plus -- if an Eligible Employee was a participant during  the  same calendar year in an unrelated employer's plan qualified under Code Section 401(k) --

the amount of such Eligible Employee's compensation with the unrelated

employer taken into account under the unrelated employer's  plan.   In

the  case  of  an  Eligible Employee who is compensated primarily with commissions, however, "Compensation" shall not include any distributed commissions (but shall  include  any amounts received as draws against future commissions).



1.2  The  term  "Compensation  Base"   shall   mean  that  portion  of

Compensation  for  a  calendar  year  that  does not exceed  $150,000,

adjusted after 1994 to reflect cost-of-living  increases  in  the same way  as  the  compensation  limit  under  Code  Section  401(a)(17) is adjusted after 1994.



1.3  The  term  "Eligible Employee" shall mean an employee of  one  or more Employers who meets the requirements of Section 2.1.



                               II.

                      REGULAR PARTICIPATION
                      ---------------------


2.1  Eligibility.   An  employee  of one or more Employers shall be an
     -----------
Eligible Employee in a  current year  only if his Compensation  as  of

September  30  of  the  prior  year, multiplied  by  4/3, exceeds  the

Compensation Base for the current year.



2.2  Participation.  Participation must be elected separately for each
     -------------
calendar  year.   In order to participate in the Plan in  a  year,  an

Eligible Employee must  sign  a  Supplemental  Tax-Deferral Agreement-

Regular ("Agreement") prior to the beginning of the year.



2.3  Participation  in  Subsequent  Calendar  Quarters.   An  Eligible
     -------------------------------------------------
Employee who has elected to participate can modify  his  participation for  the year by signing an Agreement effective the first day  of  the calendar  quarter  beginning  after  the signing of the new Agreement.

Any Agreement that is not modified remains  in  effect through the end of the calendar year.



2.4  Revocation.  An Agreement can be revoked at  any  time, effective
     ----------
as  of  the  first  day  of  the pay period following receipt  of  the

revocation by the Plan Administrator.   An  Employee  who  revokes his

Agreement  during  a  year will not be allowed to resume participation until the next year.



     An Agreement shall  be  automatically  revoked  as of any date on which its implementation would disqualify the 401(k) Plan.



                               III.

                      REGULAR CONTRIBUTIONS
                      ---------------------


3.1  Supplemental Tax-Deferred Contributions.  In his  Agreement,  the
     ---------------------------------------
Eligible Employee shall agree to reduce his Compensation by an amount,

known  as a "Supplemental Tax-Deferred Contribution", which can be any percentage of the Eligible Employee's Compensation paid to him in each pay period during the year, beginning with the pay period in which his

Compensation  for the year first exceeds the Compensation Base for the year, provided  that  the total of an Eligible Employee's Supplemental

Tax-Deferred Contributions  under  the  Plan as of any date during the year  cannot  exceed 10% of his Compensation  for  all  completed  pay periods through  that  date beginning with the pay period in which the first Supplemental Tax-Deferred Contribution is made for the year.  An

Eligible Employee who has made Supplemental Tax-Deferred Contributions shall be known as a "Participating Employee".



3.2  Supplemental Matching  Contributions.  The Employers shall make a
     ------------------------------------
Supplemental  Matching  Contribution   for   the   account   of   each

Participating   Employee   equal   to  50%  of  that  portion  of  the

Participating Employee's Supplemental Tax-Deferred Contributions for a

pay period that does not exceed 5% of Compensation for the pay period.



                               IV.

                   CONTRIBUTIONS OUT OF BONUSES
                   ----------------------------


4.1  Eligibility.  An Eligible Employee  is  also  eligible  to make a
     -----------
contribution under this Plan out of any bonus paid for that year.



4.2  Participation.   The  election  to make a contribution out of  an
     -------------
Eligible Employee's bonus shall be made  separately  for each calendar year.  In order to contribute, an Eligible Employee must  elect  to do so on a Supplemental Tax-Deferred Agreement-Bonus ("Bonus Agreement"),

signed  prior  to  the beginning of the calendar year during which the bonus  is earned.  The  Eligible  Employee  can  elect  to  defer  any

percentage,  up  to  100%,  of  the  bonus.   The election shall apply

whether the bonus is paid during the year it is  earned  or is paid in the following year.  No Supplemental Matching Contributions  shall  be made  with  respect  to  a Supplemental Tax-Deferred Contribution that comes out of a bonus.



4.3  Irrevocability  of  Election.    A   Bonus   Agreement  shall  be
     ----------------------------
irrevocable  as  of  the  first  day  of the year to which  the  Bonus

Agreement applies, unless the Eligible  Employee  elects to revoke the

Bonus  Agreement  and  demonstrates to the satisfaction  of  the  Plan

Administrator that he would  suffer  severe  financial hardship if the

Bonus Agreement were not revoked.  The Bonus Agreement is also revoked by  the  death or termination of employment of the  Eligible  Employee prior to the payment of the bonus.



                                V.

                             VESTING
                             -------


5.1  Vesting.   Supplemental  Tax-Deferred Contributions shall be 100%
     -------
vested at all times.  Supplemental  Matching  Contributions shall vest at the same rate as Matching Contributions under the 401(k) Plan.



                               VI.

                             FUNDING
                             -------


6.1  Funding.     Supplemental    Tax-Deferred    Contributions    and
     -------
Supplemental  Matching  Contributions remain assets of  the  Employers until  such  time  as  the benefits  are  paid  to  the  Participating

Employees.  The Employers  may,  however,  deliver  some or all of the contributions  to  a  trust  ("Trust")  whose  assets  are  ear-marked specifically for the payment of benefits under this Plan.  The  assets of the Trust shall be subject to claims of creditors of an Employer in the  event  of  an  Employer's insolvency.  Individual accounts may be established in the Trust,  to which amounts equal to the Participating

Employees' contributions are credited.



6.2  Accounting.  The Plan Administrator  shall establish and maintain
     ----------
a separate Supplemental Tax-Deferred Savings  Account and Supplemental

Matching  Contribution  Account  for each Participating  Employee,  to which  shall be credited his Supplemental  Tax-Deferred  Contributions and Supplemental Matching Contributions, respectively.



     Amounts  credited  to Supplemental Matching Contribution Accounts shall be shown on the books  of the Employers as common stock of First

Commerce Corporation ("Company  Stock").   At the time of any dividend

on Company Stock additional shares shall be added to the Participating

Employee's  account  equivalent  to  the number  of  shares  that  the dividend on the shares in his account would have purchased.



     Earnings  and  losses on the Supplemental  Tax-Deferred  Accounts

shall  be  as  determined   by   the   Participating  Employee.   Each

Participating Employee shall elect to have  his  or  her  Supplemental

Tax-Deferred  Contributions credited to hypothetical accounts  in  the investment funds  that are then available under the 401(k) Plan.  Such investment will be  deemed  to  have occurred five business days after the end of the pay period in which  the  Supplemental  Deferral  takes place.  If the Company chooses to contribute the amount to a Trust and chooses  to  have  the  funds invested in investment funds in the same proportions as the hypothetical  investment  funds,  and  does so more quickly than five business days after the end of the pay period,  then the hypothetical investment earnings shall be determined from the date of  the  actual investment in the Trust.  The Participating Employee's

Supplemental  Tax-Deferred  Account shall thereafter be adjusted as if the  contributions were actually  invested  in  the  investment  funds selected  by  the  Participating Employee.  The Participating Employee

can elect to modify  his  hypothetical  investment  choices  as of the last day of each  calendar quarter or,  after July 1,  1995, as of the close of business on the date on which election is made.



     Nothing in this Plan  document,  however, shall be interpreted as imposing a legal obligation on the Company,  any of the Employers, the

Plan  Administrator,  or  the  Trustee to either deliver  any  of  the contributions to a Trust, or to  invest  any funds in the Trust in the same  manner  as  a Participating Employee has  elected  to  have  his hypothetical investment determined.



     The insolvency  or bankruptcy of an Employer shall not affect the allocation of gains and losses of the elected funds to a Participating

Employee's accounts, even  though no amounts are actually delivered to the Trust, or the continued  allocation  of  gains  or  losses of such funds  even if Trust assets are depleted as a result of payments  made to an Employer's creditors.



                               VII.

                       PLAN ADMINISTRATION
                       -------------------


7.1  Plan   Administrator.    The  Plan  Administrator  shall  be  the
     --------------------
Company's Director of Human Resources, who shall make all decisions in connection with the administration  of  the  Plan. including decisions concerning  eligibility,  amounts  of contributions,  and  payment  of benefits.  The Plan Administrator shall  have  the  sole  authority to interpret the Plan and all of his or her decisions shall be  final and binding on all persons affected thereby.



7.2  Reporting.   As  soon as practicable after each calendar quarter,
     ---------
the Plan Administrator  shall furnish each Participating Employee with a statement indicating the  total  amount  allocated  to  his accounts under the Plan.



7.3  Payment  of  Expenses.   The Company shall pay, or reimburse  the
     ---------------------
Plan  Administrator  for,  any expenses  reasonably  incurred  in  the administration of the Plan.



                              VIII.

                          DISTRIBUTIONS
                          -------------


8.1  Termination Benefit.  Upon  the  termination  of  a Participating
     -------------------
Employee's  employment with all Employers (other than by  death),  the

Participating Employee shall be entitled to payment of his vested Plan account balances.  Such payment shall be made in one lump sum, as soon as administratively  convenient after the  termination of  employment.

Any  unvested  portion   shall  be  forfeited  and  shall belong  to

the  Participating Employee's Employer.



8.2  Death  Benefit.   If a Participating  Employee  dies  while employed,
     --------------
his Plan accounts shall be 100% vested and shall be distributed to his

Beneficiary.  He may designate a Beneficiary on a form provided by the Plan

Administrator.  In the absence of a designated Beneficiary the Beneficiary shall be the Participating Employee's estate.



8.3  Form of Distribution.  Distributions shall be made in the form of
     --------------------
Company  Stock  to  the  extent  the  Participating  Employee's  Trust

accounts are invested in Company Stock.   The  balance  of the benefit

shall be in cash.



                               IX.

                          MISCELLANEOUS
                          -------------


9.1  Assignment.  To the extent a Participating Employee  or any other
     ----------
person  acquires  a contractual right to receive payments pursuant  to the Plan, such right  shall  not  be  subject  to  assignment,  pledge

(including collateral for a loan or security for the performance of an obligation),  encumbrance or transfer.  Any attempt to assign, pledge,

encumber or transfer such right shall not be recognized.



9.2  Amendment.   The  Company,  through its board of directors, shall
     ---------
have   the   right   to  amend  the  Plan,   including   discontinuing

contributions hereunder,  provided that no such amendment shall reduce a Participating Employee's  account  or  reduce  the  vesting  of  the account  and  provided that if any such amendment requires shareholder approval to meet  the  requirements of Rule 16b-3 under the Securities

Exchange Act of 1934 or  any  successor  rule, such amendment shall be subject to approval of the Company's shareholders.



9.3  Governing Law.  The Plan shall be governed  by  the  laws  of the
     -------------
State of Louisiana.



                                X.

                       DEMAND FOR BENEFITS
                       -------------------


10.1 Demand  for  Benefits.   Benefits  upon termination of employment
     ---------------------
shall ordinarily be paid to a Participating  Employee without the need for  demand, and to a Beneficiary upon receipt  of  the  Beneficiary's address  and  Social  Security  number.  Nevertheless, a Participating

Employee  or  a  person  claiming  to  be  a  Beneficiary  who  claims entitlement to a benefit under Paragraph  8.1  or 8.2 can file a claim for  benefits  with  the  Plan Administrator.  The Plan  Administrator shall accept or reject the  claim  within  30 days of its receipt.  If the claim is denied, the Plan Administrator  shall give the reason for denial  in  a  written  notice  calculated  to  be understood  by  the claimant, referring to the Plan provisions that form  the basis of the

denial.   If  any  additional information or material is necessary  to perfect the claim, the  Plan  Administrator  will identify these items

and explain why such additional material is necessary.   If  the  Plan

Administrator  neither  accepts  nor rejects the claim within 30 days,

the claim shall be deemed to be denied.   Upon  the denial of a claim,

the claim may file a written appeal of the denied  claim  to  the Plan

Administrator  within 60 days of the denial.  The claimant shall  have the opportunity  to  be  represented  by  counsel and to be heard at a hearing.  The claimant shall have the opportunity  to review pertinent documents and the opportunity to submit issues and argue  against  the denial in writing.  The decision upon the appeal must be made no later than the later of (a) 60 days after receipt of the request for review,

or  (b)  30 days after the hearing.  The Plan Administrator must set a date for such  a  hearing  within 30 days after receipt of the appeal.

In no event shall the date of  the  hearing  be set later than 60 days after  receipt  of the notice.  If the appeal is  denied,  the  denial

shall be in writing.   If  an  initial claim is denied, all subsequent

reasonable  attorney's  fees  and  costs  of  the  successful  claims,

including the filing of the appeal with  the  Plan  Administrator, and any  subsequent litigation, shall be paid by the Employer  unless  the failure  of  the  Employer  to  pay  is  caused  by reasons beyond its control, such as insolvency or bankruptcy.



     THUS DONE AND SIGNED on this 21st day of February, 1995, in the presence of the undersigned competent witnesses.


WITNESSES:                         FIRST COMMERCE CORPORATION

/s/  Witness                       BY:  /s/  Ian Arnof
------------                            --------------

/s/  Witness                       TITLE:  Chief Executive Officer
------------                               -----------------------



                         ACKNOWLEDGEMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE  ME,  the  undersigned Notary Public, personally came  and appeared:  Ian Arnof,  who being by me duly sworn did depose and state
           ---------
that he signed the foregoing restatement of the First Commerce Corporation

Supplemental Tax-Deferred  Savings Plan as a free act and deed on behalf of First Commerce Corporation for the purposes therein set forth.


                                        /s/  Ian Arnof
                                        --------------

Sworn to and subscribed before me
this 21st day of February, 1995.


/s/  Notary Public
------------------
     NOTARY PUBLIC



      CENTRAL BANK SUPPLEMENTAL EXECUTIVE ESOP RETIREMENT PLAN
                             MERGER INTO
FIRST COMMERCE CORPORATION SUPPLEMENTAL TAX-DEFERRED SAVINGS PLAN


     WHEREAS, First Commerce Corporation ("Company") is the sponsor of a non-qualified deferred compensation plan known as the First Commerce Corporation Supplemental Tax-Deferred Savings Plan ("FCOM Plan"), adopted January 1, 1994;

     WHEREAS, Central Bank was the sponsor of a non-qualified deferred-compensation plan known as the Central Bank Supplemental Executive ESOP Retirement Plan ("Central Plan") adopted effective January 1, 1993;

     WHEREAS, Central Bank has been merged into the Company, and the Company desires to merge the assets and liabilities of the Central Plan into the FCOM Plan;

     NOW, THEREFORE, pursuant to the authority reserved in the Company to amend the plan documents and the related trust documents, said documents are hereby amended as follows, effective July 31, 1997:

     1.   The FCOM Plan is hereby amended to establish an account in said plan for each participant under the Central plan.  All assets credited to the  participant's account in the Central plan shall be credited  to  the

participant's   account   in  the  FCOM  plan.   At  the  same  time  the

participant's account in the  Central  Plan  shall  be  closed,  and  the

Company  shall  have  no  further  liability to the participant under the

Central Plan.



     2.   The participant's account  transferred  to  the FCOM Plan under the  preceding  paragraph  shall be held in a separate transfer  account.

Earnings and losses shall be  added or subtracted from the account in the same fashion as for a Supplemental  Tax-Deferred Savings Account, and the

benefits attributable to the account  shall be payable in the same manner as any other account under the FCOM Plan.



     3.   Any amounts held by the trustee of the Trust Under Central Bank

Supplemental Executive ESOP Retirement  Plan  ("Central  Trust")  to fund benefits for participants under the Central Plan shall be transferred  to the  trustee of the First Commerce Corporation Tax-Deferred Savings Trust

("FCOM  Trust"),  to  provide  benefits  under  the  FCOM  plan that were formerly payable under the Central Plan.  When that transfer  is complete the Central Trust shall no longer exist.  The assets transferred  to  the

FCOM  Trust  shall  be  subject  to  all the provisions of the FCOM Trust document.



     THUS DONE AND PASSED on this 9th day  of  July, 1997 in the presence of the undersigned competent witnesses.



WITNESSES:                          FIRST COMMERCE CORPORATION



/s/  Witness                   BY  /s/  Ian Arnof
------------                       --------------
                                   Chief Executive Officer
/s/  Witness
------------


     I  have  determined that the adoption of the foregoing  document  is unlikely to increase  by more than a minimal amount the aggregate cost of

First Commerce Corporation  and its subsidiaries of maintaining the plans described therein, and I recommend adoption.




                               /s/  Director of Human Resources
                               --------------------------------
                               Director of Human Resources



                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, the undersigned  Notary  Public,  personally  came and appeared  Ian  Arnof,  who being  by  me  sworn did  depose and  state that  he  signed  the  foregoing  Central  Bank Supplemental Executive

ESOP Retirement Plan Merger Into First Commerce Corporation Supplemental

Tax-Deferred  Savings  Plan  as a free act  and deed on behalf of First

Commerce Corporation, for the purposes therein set forth.


                                /s/  Ian Arnof
                                --------------


SWORN TO AND SUBSCRIBED BEFORE ME

THIS 9TH DAY OF JULY, 1997.



/s/  Notary Public
------------------
     NOTARY PUBLIC